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                             Janus Investment Fund
                           Janus Special Equity Fund

                      Supplement dated September 24, 2004
                     to the Currently Effective Prospectus

Effective September 30, 2004, Janus Special Equity Fund will change its name to "Janus Contrarian Fund." The Fund's principal investment policies will remain the same.